UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 9, 2011

Nissan Auto Receivables Corporation II

(Depositor)

Nissan Auto Receivables 2011-B Owner Trust

(Issuing Entity)

(Exact name of Registrant as Specified in its Charter)

Delaware	333-165171-03	38-6999458
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

ONE NISSAN WAY ROOM 5-124 FRANKLIN, TENNESSEE		37067
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (615) 725-1121

None

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

ITEM 8.01. OTHER EVENTS.

The registrant has filed a final prospectus supplement, dated November 9, 2011, setting forth a description of the receivables pool and the structure of $293,000,000 aggregate principal amount of the Class A-1 Asset Backed Notes, $487,000,000 aggregate principal amount of the Class A-2 Asset Backed Notes, $370,000,000 aggregate principal amount of the Class A-3 Asset Backed Notes, and $100,000,000 aggregate principal amount of the Class A-4 Asset Backed Notes by Nissan Auto Receivables 2011-B Owner Trust.

The tables attached hereto as exhibit 99.1 set forth information regarding the composition of receivables in the pool as of October 31, 2011, the cut-off date.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(a)	Not applicable.

(b)	Not applicable.

(c)	Not applicable.

(d)	Exhibits

The exhibit number corresponds with Item 601(a) of Regulation S-K.

Exhibit No.	Description

Exhibit 99.1	Distribution Tables of Composition of Receivables as of October 31, 2011 (the Cut-off Date)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the undersigned thereunto duly authorized.

NISSAN AUTO RECEIVABLES CORPORATION II

By:	/s/ Mark F. Wilten
Name: Mark F. Wilten
Title: Treasurer

Date: November 14, 2011

EXHIBIT INDEX

Item 601(a) of Regulation S-K

Exhibit No.	Description

Exhibit 99.1	Distribution Tables of Composition of Receivables as of October 31, 2011 (the Cut-Off Date)